SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________



  Date of Report (Date of earliest event reported) November 8, 2001
                         BICO, INC.
  (Exact name of registrant as specified in its charter)


Pennsylvania                     0-10822                   25-1229323
(State of other jurisdiction (Commission File Number)     (IRS Employer
 of incorporation)                                     Identification No.)


      2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
        (Address of principal executive offices)                (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673


      _______________________________________________________
   (Former name or former address, if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          ViaCirq, Inc., a subsidiary of BICO, Inc., has brought the ThermoChem technology to University of Pittsburgh Medical Center (UPMC), which is recognized worldwide as a leading medical institution.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/Fred E. Cooper
                                         Fred E. Cooper, CEO
DATED:  November 8, 2001




BICO SUBSIDIARY VIACIRQ DEVICE HELPING PITTSBURGH SURGEONS
                       FIGHT CANCER

Pittsburgh, PA - November 8, 2001 - Featured Monday on
Pittsburgh's WTAE-TV News Healthcast segment, surgeons at the University of Pittsburgh Medical Center (UPMC) Health
System have a new tool as an adjunctive therapy against an advanced form of cancer called peritoneal carcinomatosis, in which tumors develop in the lining of the abdominal cavity.

     Utilizing the ThermoChem HT System, developed by
ViaCirq, a subsidiary of BICO, Inc. (OTCBB:BIKO), surgeons at UPMC administer intraperitoneal hyperthermia by circulating a heated sterile solution throughout the abdominal cavity as part of a surgical procedure. The heat, at 42C, kills cancer cells and increases the efficacy of treatment.

     "ViaCirq is excited to bring the ThermoChem technology to UPMC, which is recognized worldwide as a leading medical institution," said ViaCirq President Glenn Keeling.
"UPMC's surgeons have adopted this procedure as part of their surgical oncology program. This device will allow
UPMC to standardize the procedure and educate others on the utilization of this specialized device, allowing more physicians to provide this life extending treatment to patients around the world." Keeling and his team look forward to working with David L. Bartlett, M.D., Chief of Surgical Oncology, and John M. Kane III, M.D., Assistant
Professor of Surgery, to establish UPMC as a premiere center for hyperthermic perfusion.

     In addition to UPMC, the ThermoChem HT System is currently in use at Wake Forest University Medical Center,
Winston-Salem, NC; Zale Lipshy University Hospital at
Southwestern Medical Center, Dallas, TX; National
Institutes of Health, Bethesda, MD; Baylor University
Medical Center, Dallas, TX; Veterans Affairs Medical
Center, Pittsburgh, PA; Sharp Memorial Hospital, San Diego,
CA; Greenville Memorial Hospital, Greenville, SC; St. Agnes
Healthcare, Baltimore, MD; Dekalb Medical Center, Atlanta,
GA; Veterans Affairs Medical Center, Cincinnati, OH;
Kettering Medical Center, Dayton, OH; and University of
Washington Medical Center, Seattle, WA.

     "We are thrilled with the progress thus far," said
Keeling. "This represents only the first step in our plan, and we will continue to aggressively pursue additional installations in the U.S."

     BICO, Inc. has its corporate offices in Pittsburgh and is involved in the development and manufacture of biomedical devices and environmental solutions. BICO's subsidiary, ViaCirq, Inc., also located in Pittsburgh, PA, is committed to developing, manufacturing and marketing leading-edge hyperthermia products and services of the highest quality and value.

FOR FURTHER INFORMATION, CONTACT:

Investors                Media
Diane McQuaide           Susan Taylor
1.412.429.0673 phone     1.412.429.0673 phone
1.412.279.9690 fax       1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204 www.bico.com www.viacirq.com